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                                                                    EXHIBIT 15.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement (File No. 333-2068) of our report dated February 23, 1996, included in Autonomous Technologies Corporation's Form S-1 and to all references to our firm included in this registration statement.



Orlando, Florida
October 2, 1996

                                                          /s/Arthur Andersen LLP